UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 22, 2005

AspenBio Pharma, Inc. (f/k/a AspenBio, Inc.)
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-50019 (Commission File Number)	84-1553387 (IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO (Address of principal executive offices)	80104 (Zip Code)

        Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  —  Results of Operations and Financial Condition

         On November 22, 2005, the Registrant issued a letter to shareholders discussing updates on a number of product development, selected revenue estimates and other corporate update matters. A copy of this letter is attached hereto as Exhibit 99.1

Item 8.01  —  Other Events

         On November 22, 2005, the Registrant issued a letter to shareholders discussing updates on a number of product development, selected revenue estimates and other corporate update matters. A copy of this letter is attached hereto as Exhibit 99.1

Item 9.01 —  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Letter to shareholders dated November 22, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 22, 2005	AspenBio Pharma, Inc. (Registrant) /s/ Jeffrey G. McGonegal Name: Jeffrey G. McGonegal Title: Chief Financial Officer